EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

               In connection with the Annual Report of Digene Corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles M. Fleischman, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

     1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Charles M. Fleischman

Charles M. Fleischman Chief Financial Officer September 22, 2003